UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     March 16, 2005

                          IMMUNOTECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-24641                              84-1016435
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        (Commission File Number)           (IRS Employer Identification No.)


       1661 Lakeview Circle, Ogden, UT                              84403
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   (Address of Principal Executive Offices)                       (Zip Code)

                                  801-399-3632
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03.  Material Modification to Rights of Security Holders

     Effective March 16, 2005, Immunotechnology Corporation effected a 1-for-10 reverse split of its issued and outstanding shares of common stock. For each ten shares owned by a shareholder prior to the reverse split, such shareholder will own one share after the reverse split. Any fractional shares resulting from the effects of the reverse split will be rounded up to the net whole number.

     There were 50,000,000 shares outstanding prior to the reverse split and 5,000,000 shares (subject to adjustment for rounding up for fractional shares) after the reverse split.

     The Company's trading symbol has been changed to IMUO in connection with the reverse split. Currently, the Company was late in filing its December 31, 2004 Form 10-QSB and a late "E" has been added to the trading symbol. Accordingly, the trading symbol is currently IMUOE. The Form 10-QSB was filed March 16, 2005 and we anticipate the "E" will be removed from the trading symbol in the immediate future.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

     Effective   March  10,  2005,  the  Company   amended  its  Certificate  of
Incorporation for the following purposes:

     (i) to increase the number of shares of common stock authorized from 50,000,000 to 100,000,000;

     (ii) to increase the number of shares of preferred stock authorized from 5,000,000 to 10,000,000; and

     (iii) to effect a 1-for-10 reverse split (see Item 3.03 of this Form 8-K).

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits --  3.1   Certificate of Amendment to Certificate of Incorporation

                  99    Letter to Shareholders


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2005              IMMUNOTECHNOLOGY CORPORATION

                                    By:  /s/ Mark A. Scharmann
                                         Mark A. Scharmann,
                                         Chief Executive Officer and
                                         Chief Financial Officer










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